Exhibit 10.2

Execution Version

JPMORGAN CHASE BANK, N.A. 383 Madison Avenue New York, NY 10179	BANK OF AMERICA, N.A. BofA SECURITIES, INC. One Bryant Park New York, NY 10036

BARCLAYS 745 Seventh Avenue New York, NY 10019	CITIGROUP GLOBAL MARKETS INC. 388 Greenwich Street New York, NY 10013

GOLDMAN SACHS BANK USA GOLDMAN SACHS LENDING PARTNERS LLC 200 West Street New York, NY 10282	BNP PARIBAS 787 Seventh Avenue New York, New York 10019

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH Eleven Madison Avenue New York, New York 10010	MORGAN STANLEY BANK, N.A. 1585 Broadway New York, New York 10036

MUFG UNION BANK, N.A. 1221 Avenue of the Americas New York, NY 10020	WELLS FARGO BANK, NATIONAL ASSOCIATION 550 S Tryon St. Charlotte, NC 28202

MIZUHO BANK, LTD. 1251 Avenue of the Americas New York, NY 10020

PERSONAL AND CONFIDENTIAL

January 30, 2020

PG&E Corporation
Pacific Gas and Electric Company
77 Beale Street
P.O. Box 77000
San Francisco, California 94177
Attention:          Nicholas M. Bijur

PG&E Corporation
Amendment No. 3 to Commitment Letter

Ladies and Gentlemen:

Reference is made to that certain Commitment Letter, dated as of October 4, 2019 (together with the annexes thereto, as supplemented by that certain Joinder Letter dated as of October 28, 2019 (the “First Joinder”), that certain Amendment No. 1 to Commitment Letter dated as of November 18, 2019, that certain Joinder Letter dated as of December 2, 2019 (the “Second Joinder”), that certain Amendment No. 2 to Commitment Letter dated as of December 20, 2019 and as further amended from time to time in accordance with the terms thereof, the “Commitment Letter”), between PG&E Corporation, a California corporation (“PG&E”) (together with any domestic entity formed to hold all of the assets of PG&E upon emergence from bankruptcy, the “Borrower”), Pacific Gas and Electric Company, a California corporation (or any domestic entity formed to hold all of the assets of Pacific Gas and Electric Company upon emergence from bankruptcy, the “Utility” and together with PG&E, the “Debtors” or “you”), JPMorgan Chase Bank, N.A. (“JPMorgan”), Bank of America, N.A. (“BANA”), BofA Securities, Inc. (or any of its designated affiliates, “BofA”, and together with BANA, “Bank of America”), Barclays Bank PLC (“Barclays”), Citigroup Global Markets Inc. on behalf of Citi (as defined below), Goldman Sachs Bank USA (“GS Bank”) and Goldman Sachs Lending Partners LLC (“GSLP”, and together with GS Bank, “Goldman Sachs”) (JPMorgan, Bank of America, Barclays, Citi and Goldman Sachs, collectively, the “Initial Commitment Parties”) and BNP Paribas (“BNP”), Credit Suisse AG, Cayman Islands Branch (“Credit Suisse”), Morgan Stanley Bank, N.A. (“Morgan Stanley”), MUFG Union Bank, N.A. (“MUFG”), Wells Fargo Bank, National Association (“Wells Fargo”) and Mizuho Bank, Ltd. (“Mizuho”, collectively with BNP, Credit Suisse, Morgan Stanley, MUFG, Wells Fargo and the Initial Commitment Parties, the “Commitment Parties” , “we” or “us”), regarding a senior unsecured bridge facility for the Borrower defined therein as the Facility and the related transactions described therein. “Citi” shall mean Citigroup Global Markets Inc., Citibank N.A., Citicorp USA, Inc., Citicorp North America, Inc. and/or any of their affiliates as any of them shall determine to be appropriate to provide the services contemplated herein. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Commitment Letter.

Each party to this Amendment No. 3 to Commitment Letter (this “Amendment”) hereby agrees that the Commitment Letter is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Schedule I hereto. The Commitment Letter shall be deemed to be replaced in its entirely by the Commitment Letter modified to reflect the terms set forth in Schedule I hereto, and each person party hereto as a Commitment Party shall be the sole Commitment Parties under the Commitment Letter on the date hereof after giving effect to this Amendment, and shall have and hereby reaffirm their commitments under the Commitment Letter set forth in Schedule II to the Commitment Letter, subject to the terms and conditions set forth in the Commitment Letter as amended by this Amendment.

Each party to this Amendment also hereby agrees that the Fee Schedule of the First Joinder is each hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Schedule II hereto.

Each party to this Amendment also hereby agrees that the Fee Schedule of the Second Joinder is each hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Schedule III hereto.

Each party hereto agrees to maintain the confidentiality of this Amendment and the terms hereof, subject to the confidentiality provisions contained in the Commitment Letter (with references to Fee Letter being deemed to include Schedules II and III hereto (such schedules, the “Fee Schedules”).  Notwithstanding anything to the contrary herein, any disclosure of the Fee Schedules to obtain Bankruptcy Court approval shall only be made via a filing under seal and, to the extent required, by providing an unredacted copy thereof directly to the Bankruptcy Court, the Office of the United States Trustee and advisors to the Official Committee of Unsecured Creditors, the Official Committee of Tort Claimants and any other official committee established pursuant to Section 1102 of the Bankruptcy Code on a confidential and professionals’ eyes only basis; provided, however, that you shall be permitted to publicly disclose the fees payable under the Fee Schedules, solely on an aggregate basis combined with all other fees payable by you in connection with the financing for which you are seeking the approval of the Bankruptcy Court.

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The provisions of the third paragraph of Section 9 of the Commitment Letter are incorporated herein, mutatis mutandis, as if the references to the Commitment Letter were to this Amendment.  Each of the parties hereto (for itself and its affiliates) (a) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the Commitment Letter, this Amendment, or the transactions contemplated thereby or hereby, in any such New York State court or in any such Federal court and (b) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Except as specifically amended by this Amendment, the Commitment Letter shall remain in full force and effect. This Amendment shall be construed in connection with and form part of the Commitment Letter, and any reference to the Commitment Letter shall be deemed to be a reference to the Commitment Letter as amended by this Amendment. Neither this Amendment nor the Commitment Letter (including the attachments hereto and thereto) may be amended or any term or provision hereof or thereof waived or modified except by an instrument in writing signed by each of the parties hereto. This Amendment may be executed in any number of counterparts, each of which when executed will be an original, and all of which, when taken together, will constitute one agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier, facsimile or other electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof.

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We are pleased to have been given the opportunity to assist you in connection with the financing for the Transactions.

Very truly yours, JPMORGAN CHASE BANK, N.A.

By:	/s/ Sandeep S. Parihar
	Name:	Sandeep S. Parihar
	Title:	Executive Director

[Signature Page to Amendment No. 3 to Commitment Letter (PG&E)]

BofA SECURITIES, INC.

By:	/s/ Sanjay Rijhwani
	Name:	Sanjay Rijhwani
	Title:	Managing Director

BANK OF AMERICA, N.A.

By:	/s/ Sanjay Rijhwani
	Name:	Sanjay Rijhwani
	Title:	Managing Director

[Signature Page to Amendment No. 3 to Commitment Letter (PG&E)]

BARCLAYS BANK PLC

By:	/s/ Sydney G. Dennis
	Name:	Sydney G. Dennis
	Title:	Director

[Signature Page to Amendment No. 3 to Commitment Letter (PG&E)]

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Susan M. Olsen
	Name:	Susan M. Olsen
	Title:	Managing Director

[Signature Page to Amendment No. 3 to Commitment Letter (PG&E)]

GOLDMAN SACHS BANK USA

By:	/s/ Charles D. Johnston
	Name:	Charles D. Johnston
	Title:	Authorized Signatory

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Charles D. Johnston
	Name:	Charles D. Johnston
	Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Commitment Letter (PG&E)]

BNP PARIBAS

By:	/s/ Nicole Rodriguez
	Name:	Nicole Rodriguez
	Title:	Director

By:	/s/ Christopher Sked
	Name:	Christopher Sked
	Title:	Managing Director

[Signature Page to Amendment No. 3 to Commitment Letter (PG&E)]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Authorized Signatory

By:	/s/ SoVonna Day-Goins
	Name:	SoVonna Day-Goins
	Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Commitment Letter (PG&E)]

MORGAN STANLEY BANK, N.A.

By:	/s/ Chance Moreland
	Name:	Chance Moreland
	Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Commitment Letter (PG&E)]

MUFG UNION BANK, N.A.

By:	/s/ Nietzsche Rodricks
	Name:	Nietzsche Rodricks
	Title:	Managing Director

[Signature Page to Amendment No. 3 to Commitment Letter (PG&E)]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Gregory R. Gredvig
	Name:	Gregory R. Gredvig
	Title:	Director

[Signature Page to Amendment No. 3 to Commitment Letter (PG&E)]

MIZUHO BANK, LTD.

By:	/s/ Raymond Ventura
	Name:	Raymond Ventura
	Title:	Managing Director

[Signature Page to Amendment No. 3 to Commitment Letter (PG&E)]

ACCEPTED AND AGREED AS OF THE DATE FIRST WRITTEN ABOVE:

PG&E CORPORATION

By:	/s/ Nicholas M. Bijur
	Name:	Nicholas M. Bijur
	Title:	Vice President and Treasurer

PACIFIC GAS AND ELECTRIC COMPANY

By:	/s/ Nicholas M. Bijur
	Name:	Nicholas M. Bijur
	Title:	Vice President and Treasurer

[Signature Page to Amendment No. 3 to Commitment Letter (PG&E)]

SCHEDULE I

[Attached]

Sachs Bank USA (“GS Bank”), Goldman Sachs Lending Partners LLC (“GSLP”, and together with GS Bank, “Goldman Sachs”) and any other Lenders that become parties to this Commitment Letter as additional “Commitment Parties” as provided in Section 3 hereof (including those entities listed in Schedule I attached hereto) are referred to herein, collectively, as the “Commitment Parties,” “we” or “us.”

You have informed us that, in connection with the consummation of the transactions contemplated by the Plan, the Borrower intends to (a) enter into a new revolving credit facility in an aggregate committed amount of $500 million (the “Revolving Credit Facility”) and (b)(i) issue senior secured notes pursuant to a registered public offering or Rule 144A or other private placement (the “Notes”), (ii) incur term loans under a senior secured term loan facility (the “Term Loan Facility” and the loans thereunder, the “Term Loans” and, together with the Notes, collectively, the “Permanent Financing”) or (iii) issue or incur a combination of the foregoing. In connection therewith, the Borrower desires to enter into a $~~7,000~~5,000 million senior unsecured bridge loan facility (the “Facility”) having the terms and subject to the conditions set forth herein and in the Annexes hereto, to be available in the event that the Permanent Financing is not issued and/or incurred on or prior to the Closing Date (as defined in Annex A) for any reason.

The transactions described in the preceding paragraphs are collectively referred to herein as the “Transactions.”

For purposes of this Commitment Letter, “Citi” shall mean Citigroup Global Markets Inc., Citibank N.A., Citicorp USA, Inc., Citicorp North America, Inc. and/or any of their affiliates as any of them shall determine to be appropriate to provide the services contemplated herein.

1.          Commitments; Titles and Roles.

(a) (i) Each of JPMorgan, BofA, Barclays, Citi and GS Bank is pleased to confirm its agreement to act, and you hereby appoint each of JPMorgan, BofA, Barclays, Citi and GS Bank to act, as a joint lead arranger and joint bookrunner (in such capacities, the “Arrangers”) and, except in the case of JPMorgan, co-syndication agent in connection with the Facility and (ii) each other Commitment Party accepts, on its own behalf or on behalf of its designated affiliate, the title(s) agreed to by the Borrower in writing and set forth adjacent to its name on Schedule I attached hereto under the heading “Title(s)”; (b) JPMorgan is pleased to confirm its agreement to act, and you hereby appoint JPMorgan to act, as administrative agent and collateral agent (the “Administrative Agent”) for the Facility; and (c) each of JPMorgan, BANA, Barclays, Citi, GSLP and GS Bank (in such capacity, the “Initial Lenders”) and each other Commitment Party is pleased to commit, and hereby commits, on a several and not joint basis, to provide the Borrower a portion of the aggregate principal amount of the Facility equal to the principal amount set forth adjacent to its name on Schedule II attached hereto under the heading “Commitment” on the terms contained in this Commitment Letter and subject to the conditions expressly set forth in Annex B hereto; provided that the amount of the Facility shall be automatically reduced as provided under “Mandatory Prepayments and Commitment Reductions” in Annex A hereto with any such reduction to be applied pro rata among the Initial Lenders. It is further agreed that JPMorgan will appear on the top left (and the Arrangers, other than JPMorgan, will appear in alphabetical order immediately to the right thereof) of the cover page of any marketing materials for the Facility and will hold the roles and responsibilities conventionally understood to be associated with such name placement. Our fees for our commitment and for services related to the Facility are set forth in a separate fee letter (as amended, restated or otherwise  modified from time to time in accordance with the terms thereof, the “Fee Letter”) entered into by you and the Commitment Parties on the date hereof. It is agreed that no other agents, co-agents, arrangers, co-arrangers or bookrunners will be appointed and no other titles will be awarded in connection with the Facility, and no compensation will be paid in order to obtain such person’s commitment to participate in the Facility

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judgment or in any other manner provided by law. Service of any process, summons, notice or document by registered mail or overnight courier addressed to any of the parties hereto at the addresses above shall be effective service of process against such party for any suit, action or proceeding brought in any such court. This Commitment Letter and the Fee Letter and any claim, controversy or dispute arising hereunder or thereunder will be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

10.          PATRIOT Act Notification.

The Commitment Parties hereby notify the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”) and the requirements of 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”) the Commitment Parties and each Lender may be required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Commitment Parties and each Lender to identify the Borrower in accordance with the Patriot Act and the Beneficial Ownership Regulation. This notice is given in accordance with the requirements of the Patriot Act and is effective for the Commitment Parties and each Lender.

11.          Acceptance and Termination.

Each of the parties hereto agrees that this Commitment Letter is a binding and enforceable agreement with respect to subject matter contained herein, including an agreement to negotiate in good faith the Facility Documentation by the parties hereto in a manner consistent with this Commitment Letter, it being acknowledged and agreed that the commitments provided hereunder by the Commitment Parties are subject to the conditions expressly set forth in Annex B hereto.

This Commitment Letter may be executed in any number of counterparts, each of which when executed will be an original, and all of which, when taken together, will constitute one agreement. Delivery of an executed counterpart of a signature page of this Commitment Letter by facsimile transmission or other electronic transmission (e.g., “pdf” or “tif”) will be effective as delivery of a manually executed counterpart hereof.  This Commitment Letter and the Fee Letter are the only agreements that have been entered into among the parties hereto with respect to the Facility and set forth the entire understanding of the parties with respect thereto and supersede any prior written or oral agreements among the parties hereto with respect to the Facility.

The Commitment Parties’ commitments and agreements hereunder will terminate upon the first to occur of (i) the execution and delivery of the Facility Documentation by each of the parties thereto, (ii) the Effective Date of the Plan without using the loans under the Facility, (iii) 11:59 p.m., New York City time, on (A) June 30, 2020, if the Confirmation Order has not been entered prior to such time or (B) August 29, 2020, if the Closing Date has not occurred prior to such time, (iv)(A) the Plan, the Noteholder RSA (as defined below) or the Approval Order is amended or modified or any condition contained therein waived, in a manner that is adverse to the Commitment Parties in their capacities as such, in either case without the consent of the Administrative Agent and the Commitment Parties holding 66 2/3% of the commitments hereunder in respect of the Facility (the “Required Commitment Parties”) (such consent not to be unreasonably withheld, conditioned or delayed; provided that modifications to the Plan solely as a result of an increase in roll-over, “take-back” or reinstatement of any existing debt of the Debtors shall be deemed not to be adverse to the Commitment Parties for the purposes of this clause (A)), (B) any Plan Supplement or any Plan Document (each as defined in the Plan) that is adverse to the interests of the Commitment Parties in their capacities as such is filed or finalized without the consent of the Required Commitment Parties (such consent not to be unreasonably withheld, conditioned or delayed), (v) the Chapter 11 Case with respect to any Debtor is dismissed or converted to a proceeding

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under chapter 7 of the Bankruptcy Code, (vi) a trustee or examiner with enlarged powers (having powers beyond those set forth in section 1106(a)(3) and 1106(a)(4) of the Bankruptcy Code) is appointed with respect to any of the Debtors, (vii) there is in effect an order of a governmental authority of competent jurisdiction permanently restraining, enjoining or otherwise prohibiting the consummation of any of the transactions contemplated by the Plan, or any law, statute, rule, regulation or ordinance is adopted that makes consummation of the transactions contemplated by the Plan illegal or otherwise prohibited; (viii) the Bankruptcy Court shall not have entered an order approving the relief requested in the motion filed with the Bankruptcy Court authorizing the Borrower’s entry into and performance under this Commitment Letter, the Fee Letter and any related engagement letter (the “Approval Order”), in form and substance reasonably satisfactory to the Commitment Parties, on or before ~~January 31,~~February 28, 2020; (ix) the Debtors’ aggregate liability with respect to Fire Claims (as defined in the Plan) is determined (whether (A) by the Bankruptcy Court (or the District Court to which the reference has been partially withdrawn for estimation purposes), (B) pursuant to an agreement between the Debtors and the holders of Fire Claims that is subject to an order of the Bankruptcy Court approving such agreement, or (C) through a combination thereof) to exceed $25.5 billion (the “Fire Claims Cap”); (x) (A) the occurrence of one or more wildfires within PG&E’s service area after the Petition Date (as defined in the Plan) and prior to January 1, 2020 that is asserted by any person to arise out of the Debtors’ activities and that destroys or damages more than 500 dwellings or commercial structures (“Structures”); provided, however, that any notice of termination under this clause (x)(A) must be given on or before the entry of the Approval Order, or (B) the occurrence of one or more wildfires on or after January 1, 2020 destroying or damaging at least 500 Structures within PG&E’s service area at a time when the portion of PG&E’s system at the location of such wildfire was not successfully de-energized; (xi) the Debtors shall not have received at least $12,000 million of equity commitments by December 24, 2019 on terms reasonably satisfactory to the Commitment Parties,; (xii) since June 30, 2019, a Material Adverse Effect shall have occurred; (xiii) the Debtors have failed to perform any of their obligations set forth in this Commitment Letter, which failure to perform (A) would give rise to the failure of the condition set forth in paragraph 1(a) or 1(d) on Annex B hereto and (B) is incapable of being cured or, if capable of being cured by June 30, 2020, the Debtors have not cured within 10 calendar days following receipt by the Debtors of written notice of such failure to perform from the Commitment Parties holding a majority of the commitments in respect of the Facility, (xiv) if at any time after the first day of the Confirmation Hearing (as defined in the Plan), either (A) asserted Administrative Expense Claims (as defined in the Plan) exceed $250 million (excluding all ordinary course Administrative Expense Claims, Professional Fee Claims, Disallowed Administrative Expense Claims and the portion of an Administrative Expense Claim that is covered by insurance (in each case, as defined in the Plan) and including for the avoidance of doubt, any such expenses or claims with respect to the Facility (collectively, the “Excluded Administrative Expense Claims”)) or (B) the Debtors have reserved for and/or paid more than $250 million in the aggregate for Administrative Expense Claims, excluding the Excluded Administrative Expense Claims, (xv) on or prior to June 30, 2020, the Borrower shall not have received from the California Public Utilities Commission (the “CPUC”) all necessary approvals, authorizations and final orders to implement the Plan, and to participate in the Go-Forward Wildfire Fund (as defined in the Plan), including (A) provisions pertaining to authorized return on equity and regulated capital structure, (B) a disposition of proposals for certain potential changes to PG&E’s corporate structure and authorizations for the Utility to operate as a utility, (C) resolution of claims for monetary fines or penalties under the California Public Utilities Code for conduct prior to the Petition Date and (D) approval (or exemption from approval) of the financing structure and the securities to be issued under the Plan, (xvi) if at any time the Bankruptcy Court determines that the Debtors are insolvent ~~and~~, (xvii) the Bankruptcy Court has entered a final and non-appealable order to authorize, or the Plan, any Plan Supplement or any Plan Document is amended, modified or changed to include, in each case without the consent of the Required Commitment Parties ~~to include~~, a process for transferring the license and/or operating assets of the Utility to the State of California or a third party (a “Transfer”) or PG&E effects a Transfer other than pursuant to the Plan~~;~~, (xviii) the CPUC has revoked or terminated the Utility’s

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Certificate of Public Convenience and Necessity, (xix) the issuance of a preliminary or permanent  injunction by a court of competent jurisdiction (including, without limitation, an order of the Bankruptcy Court which has not been stayed) declaring the Plan or any material portion thereof (in each case, to the extent it relates to the terms hereof) to be unenforceable or otherwise restricting the consummation of any such material portion of the Plan, and such ruling, judgment, or order has not been stayed, reversed, or vacated, within fifteen (15) calendar days after issuance; (xx) the Bankruptcy Court shall not have  entered an order (the “Noteholder RSA Approval Order”) approving the Borrower’s entry into and performance under the Restructuring Support Agreement, dated as of January 22, 2020 (the “Noteholder RSA”), among the Debtors, the Consenting Noteholders and the Shareholder Proponents (each as defined therein), in form and substance reasonably satisfactory to the Commitment Parties, on or before February  28, 2020; and (xxi) the necessary consents from the Backstop Parties (as defined in the BCLs) in order to  permit the Plan to be amended to incorporate the terms of the Noteholder RSA are not obtained on or before February 28, 2020 (the earliest date in clauses (ii) through (~~xvii~~xxi) being the “Commitment Termination Date”); provided that the termination of any commitment pursuant to this sentence does not prejudice your rights and remedies in respect of any breach of this Commitment Letter. You will have the right to terminate this Commitment Letter in the event that the Debtor’s exclusive periods to file and solicit acceptances of a plan of reorganization are terminated or modified.

Please confirm that the foregoing is in accordance with your understanding by signing and returning to JPMorgan an executed copy of this Commitment Letter, together, if not previously executed and delivered, with an executed copy of the Fee Letter, on or before 11:59 p.m., New York City time, on October 11, 2019, whereupon this Commitment Letter and the Fee Letter will become binding agreements between us. This offer will terminate on such date if this Commitment Letter and the Fee Letter have not been signed and returned as described in the preceding sentence. We look forward to working with you on this transaction.

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SCHEDULE II

[Attached]

SCHEDULE III

[Attached]